Gary Saunders
                                    PRESIDENT

                             EKnowledge Group, Inc.
                   400 S. Ramona, Suite 203, Corona, CA 92879

            (Name and Address of Person Authorized to Receive Notices and Communications on Behalf of the Person Filing Statement)

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 2, 2003

                        Commission File Number: 0-29183

                             EKNOWLEDGE GROUP, INC.



Nevada                                                                91-1982250
(Incorporation)                                                    (IRS  Number)

400  S.  Ramona,  Suite  203,  Corona,  CA                                 92879
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (909)  372-2800


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.



On  December  18,  2002,  Merdinger,  Fruchter,  Rosen  &  Company,  P.C.,
(The "Former Accountants") informed the Company they have decided to cease auditing publicly traded companies and have resigned as the company's principal accountants.

The Former Accountants' reports on the financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except modification as to uncertainty that the company will continue as a going concern. The
Company's Board of Directors has approved the resignation of the Former Accountants.

During  the  last  two  fiscal  years  preceding  the  Former
Accountants' resignation, and for the interim period from January 1, 2002 through December 18, 2002, there were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the last two fiscal years preceding the Former Accountants' resignation, and for the interim period from January 1, 2002 through December 18, 2002, there were no "reportable events" as defined by Regulation S-K, Item 304 (a)(1)(v)(A) through (D).

On  April  25,  2003  the  Company  engaged  Mendoza  Berger  Company,  L.L.P.
Certified Public Accountants, 5500 Trabuco Road, Suite 150, Irvine, CA, 92620, 949-387-9850, (the "New Accountants") as our principal accountants to audit our financial statements. The engagement of the new Accountants was approved by the Company's Board of Directors.


A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

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EXHIBITS

The following exhibit is furnished in accordance with the provisions of Item 601 and Regulation S-B.


Exhibit  No.  Description

16.1 Letter on change in certifying accountant from Merdinger, Fruchter, Rosen & Company, P.C. (Filed herewith.)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

May  2,  2003

                             EKNOWLEDGE GROUP, INC.

                                       by

                                /s/Gary Saunders
                                  Gary Saunders
                               authorized officer

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                                  EXHIBIT 16.1

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT
            FROM MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C. CERTIFIED
                               PUBLIC ACCOUNTANTS

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                   MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106


May  2,  2003


Securities  and  Exchange  Commission
450  -  Fifth  Street,  N.W.
Washington,  D.C.  20549


                           Re: eKnowledge Group, Inc.


Gentlemen:

We have read and agree with the representations in Item 4 of Form 8-K of eKnowledge Group, Inc. dated May 2, 2003 relating to Merdinger, Fruchter, Rosen & Company, P.C.



MERDINGER,  FRUCHTER,  ROSEN  &
COMPANY,  P.C.
Certified  Public  Accountants

New  York,  New  York
May  2,  2003



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